Significant accounting policies (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure Of Significant Accounting Policies [Abstract]
Summary of Depreciation Method of Right of Use Assets	Right-of-use assets are depreciated on a straight-line basis over the shorter of the lease term and the estimated useful lives of the assets. The estimated useful lives for the right-of-use assets are as follows:

Estimated useful lives (years)

Offices	1-10
Vehicles	1-3
Equipment	2-10
Software	2-5

Estimated Useful Lives of Property, Plant and Equipment	Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. The estimated useful lives for the Property and equipment are as follows:

Estimated useful lives (years)

Pin Pads & POS	5
IT equipment	3-10
Facilities	3-14
Property	34
Furniture and fixtures	3-10
Machinery and equipment	5-14
Vehicles and airplanes	2-10

Disclosure of intangible assets with definite useful life
The amortization of intangible assets with definite lives is recognized in profit or loss in the expense category consistent with the use of intangible assets. The useful lives for the intangible assets are shown below:

Estimate useful life (years)

Software	3-10
Customer relationship	2-34.5
Trademarks and patents	7-20
Non-compete agreement	5
Licenses	1-5

Summary of Sales Revenues Subject to Taxes and Contributions
Sales revenues in Brazil are subject to taxes and contributions, at the following statutory rates:

	Rate
	Transaction activities and other services	Subscription services and equipment rental	Financial income

Contribution on gross revenue for social integration program (“PIS”) (a)	1.65%	0.65% - 1.65%	0.65%
Contribution on gross revenue for social security financing (“COFINS”) (a)	7.60%	3.00% - 7.60%	4.00%
Taxes on service (“ISS”) (b)	2.00% - 5.00%	—	—
Social security levied on gross revenue (“INSS”) (c)	4.50%	—	—

(a)
PIS and COFINS are contributions levied by the Brazilian Federal government on gross revenues. These amounts are invoiced to and collected from the Group’s customers and recognized as deductions to gross revenue (Note 22) against tax liabilities, as we are acting as tax withholding agents on behalf of the tax authorities. PIS and COFINS paid on certain purchases may be claimed back as tax credits to offset PIS and COFINS payable. These amounts are recognized as Recoverable taxes (Note 9) and are offset on a monthly basis against Taxes payable (Note 16) and presented net, as the amounts are due to the same tax authority.

(b)
ISS is a tax levied by municipalities on revenues from the provision of services. ISS tax is added to amounts invoiced to the Group’s customers for the services the Group renders. These are recognized as deductions to gross revenue (Note 22) against tax liabilities, as the Group acts as agent collecting these taxes on behalf of municipal governments. The rates may vary from 2.00% to 5.00%. The ISS stated in the table is applicable to the city of São Paulo and refers to the rate most commonly levied on the Group’s operations.

(c)
INSS is a social security charge levied on wages paid to employees. The subsidiaries Linx Sistemas, Equals, Hiper, Cappta, Vitta Tecnologia em Saúde S.A and Questor pay INSS at a rate of 4.50% on gross revenue due to the benefits this regime offers compared with social security tax on payroll.